EXHIBIT 10.2




                         1995 LONG TERM INCENTIVE PLAN


                          STOCK OPTION AWARD AGREEMENT


                                    BETWEEN


                      ALEXANDER & ALEXANDER SERVICES INC.


                                      AND

                         ---------------------------
                                 ("Employee")



        Alexander & Alexander Services Inc. (the "Company"), by action of the Compensation, Benefits and Nominating Committee of its Board of Directors (the "Committee") pursuant to the 1995 Long Term Incentive Plan (the "Plan") has granted to the Employee, as of __________, an option (the "Option") to purchase _______ shares of the Common Stock, $1 par value (the "Stock"), of the Company at $________ per share, which is the closing price of the Stock on the New York Stock Exchange on the date of grant. The Option is intended to be a "non qualified option" within the meaning of Section 2(j) of the Plan. The terms of this Agreement shall pertain to the Option except as otherwise provided.

        The Option is subject in all respects to the provisions of the Plan, a copy of which has been furnished to the Employee and receipt of which the Employee acknowledges by acceptance of this Agreement. The Plan is incorporated by reference into this Agreement.

        In addition to the provisions of the Plan, the following terms, conditions and restrictions are applicable to the Option:

        (a) Neither the Option nor any part thereof may be exercised unless and until any Stock to be received upon exercise of the Option shall be listed or approved for listing on the New York Stock Exchange and registered under the


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

Securities Act of 1933, unless the issuance of the Stock shall, in the opinion of counsel to the Company, be exempt from registration.

        (b) Subject to the provisions of subparagraph (a) of this Agreement, the Option shall be exercisable as to an initial installment of not more than 50% of the total number of shares covered hereby on and after_________, and an additional installment of 50% on or after __________. Each installment shall remain exercisable until _____________ (the "Expiration Date"), a date 10 years from the date of grant, or such earlier date as (1) all shares covered by the Option shall have been purchased or (2) the Option shall have expired as provided in Section 6.1(g) of the Plan. To the extent not exercised, installments shall accumulate, provided that the Option shall expire in any event on the Expiration Date. To the extent that any installment or part of any installment of the Option may not be exercised as provided for above because shares of Stock are not registered under the Securities Act of 1933 or the issuance of Stock, in the opinion of counsel to the Company, is not exempt from registration, then such installment or part of such installment shall become exercisable when shares of Stock first become registered or the issuance of shares of Stock may be exempt, but in no event prior to the times set forth above or after the Expiration Date.

        (c) Notwithstanding paragraph (b) of this Agreement, the Option shall become exercisable commencing on the date of a "change of control" of the Company under the terms and conditions specified in Section 9.12 of the Plan.

        (d) The Option shall not be transferable by the Employee otherwise than by will and the laws of descent and distribution. During the Employee's lifetime, the Option shall be exercisable only by the Employee. Any attempt by the Employee to transfer, assign, pledge, hypothecate or otherwise dispose of, or any attempt to subject to execution, attachment or similar process, any part of the Option, contrary to the provisions of the Plan and this Agreement shall be void and ineffectual, shall give no right to the purported transferee, and shall result in the forfeiture of the Option.

        (e) Any question concerning Termination of Employment, Disability, Retirement, or changes in employment status specified in Section 9.2 of the Plan, shall be determined by the Committee, whose determination shall be final.


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


        (f) Nothing contained in this Agreement shall restrict the right of the Company or any of its Subsidiary companies to terminate the Employee's employment at any time, with or without cause. Termination of Employment, whether by the Company or any of its Subsidiary companies or otherwise, and regardless of the reason therefore, shall have the results provided for in the relevant sections of the Plan and this Agreement.

        (g) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Option shall be exercised by notice to the Plan administrator as designated from time to time by the Company. Information concerning the procedures and requirements for exercising the Option shall be made available to the Employee on or before the first date on which any portion of the Option becomes exercisable.

        (h) The date of the exercise of the Option with respect to any particular shares shall be the date on which the notice and payment, as specified by the Plan administrator, shall be received by the Company or its agent.

        (i) In addition to the terms and conditions of this Agreement and the provisions of the Plan, the Option is subject to execution by the Employee of the attached Non-Competition Agreement which is hereby incorporated into this Agreement by reference.


In consideration of the Option covered by this Agreement, and for other good and valuable consideration, the parties hereto indicate their agreement by their signatures below.




ALEXANDER & ALEXANDER SERVICES INC.




---------------------------------------------


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


Pursuant to Section 4.5 of the Plan, the Employee's right to the Option covered by this Agreement is subject to execution of the Agreement. Please indicate acceptance of the Option covered by this Agreement, subject to the restrictions and upon the terms and conditions set forth above and in the Plan, by executing this Agreement and the attached Non-Competition Agreement (in duplicate) and immediately returning one copy to ________________________________. It will be assumed that the Option has been declined if acceptance has not been received within thirty (30) days of the receipt of this Agreement.




        ACCEPTED & AGREED TO:




        -------------------------------------------      -----------------
        EMPLOYEE'S SIGNATURE                             DATE

                         1995 LONG-TERM INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------

                                    BETWEEN

                      ALEXANDER & ALEXANDER SERVICES INC.

                                      AND

------------------
("Employee")

Effective __________________ ("Date of Grant"), the Compensation, Benefits and Nominating Committee (the "Committee") of the Board of Directors of Alexander & Alexander Services Inc. (the "Company") awarded to the Employee ______ shares (the "Shares") of the Company's Common Stock, $1.00 par value (the "Stock"), subject to the terms and conditions described below (the "Restricted Stock Award").

The Restricted Stock Award is made pursuant to and is subject in all respects, to the provisions of the 1995 Long-Term Incentive Plan (the "Plan"), a copy of which has been furnished to the Employee and receipt of which the Employee acknowledges by acceptance of this Agreement. The Plan is incorporated by reference into this Agreement.The Plan will control if there is any conflict between the Plan and this Agreement, and on such matters as are not contained in this Agreement. Capitalized terms not defined in this Agreement have the meanings given to them in the Plan.

In addition to the provisions of the Plan, the following terms and conditions set forth in this Agreement are applicable to the Restricted Stock Award.

1.      RESTRICTIONS ON DISPOSITION OF SHARES
        -------------------------------------

The Employee agrees not to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any Shares (or any new, additional


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or different shares of Stock received pursuant to Section 3 of the Plan), for those periods of time (the "Restricted Periods") ending on the following dates:

        a) With respect to 50% of the Shares, on that date which is two years after the Date of Grant: and

        b) With respect to 50% of the Shares, on that date which is three years after the Date of Grant;

provided, however, that the Restricted Periods shall end earlier as provided in
Section 6.3(d) of the Plan.

        The foregoing restrictions shall be in addition to any restriction on the Employee's ability to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of the Shares under the Federal or any state securities laws. Any attempt by the Employee to sell, transfer, pledge assign or otherwise dispose of the Shares shall constitute immediate forfeiture of the Restricted Stock Award.

2.      ISSUANCE OF SHARES
        ------------------
        Upon receipt of a signed copy of this Agreement by the Company or its agent, the Shares shall be issued to the Employee, who shall thereupon be a stockholder with respect thereto. The Employee shall have the right to vote such Shares and to receive all dividends and distributions paid with respect to such Shares, but the right to sell or otherwise dispose of them shall be subject to the restrictions specified in Paragraph 1 of this Agreement.

3.      LAPSE OF RESTRICTIONS
        ---------------------
        The restrictions imposed in Paragraph 1 of this Agreement shall lapse upon the expiration of each relevant Restricted Period and the stated percentage of the Shares shall thereupon be free and clear of the restrictions imposed in Paragraph 1 of this Agreement.

4.      CHANGE OF CONTROL
        -----------------


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        Notwithstanding Paragraph 3 of this Agreement, the restrictions imposed in Paragraph 1 of this Agreement shall lapse commencing on the date of a "change of control" of the Company under the terms and conditions specified in Section 9.12 of the Plan.

5.      INVESTMENT REPRESENTATIONS
        --------------------------
        The Employee consents and agrees that he or she will make no distribution of the Shares in violation of the Securities Act of 1933, as amended, or any other federal or state securities statutes, rules or regulations.

6.      NON-COMPETITION AGREEMENT
        -------------------------
        In consideration of the Restricted Stock Award and the Employee's employment with the Company, the Employee agrees to the terms of the Non-Competition Agreement set forth in Exhibit A to this Agreement. Any agreements on the same or similar subject matter heretofore entered into between the Employee and the Company or any of its Subsidiaries are hereby confirmed, shall remain in full force and effect and shall not be terminated, amended or otherwise modified as a result of the Employee's agreement to the terms of Exhibit A or as a result of any invalidity or unenforceability in whole or in part of any of the terms of Exhibit A.

7.      INTERPRETATION, ETC.
        ------------------
        The Plan and this Agreement shall be administered by the Committee in accordance with the applicable provisions of the Plan. All determinations by the Committee as to any matter, including matters of interpretation of this Agreement and the Plan and questions concerning Termination of Employment, Disability, Retirement or those changes in employment status specified in Section 9.2 of the Plan shall be conclusive and binding upon the Employee.

8.      INCOME TAX WITHHOLDING
        ----------------------
        To the extent necessary, the Employee hereby authorizes the Company to withhold from his or her salary any withholding tax


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        resulting from the Restricted Stock Award as may be required by
        Federal or state tax law.

9.      MISCELLANEOUS
        -------------
        This Agreement and the Plan embody the entire agreement and understanding between the Company and the Employee with respect to the Restricted Stock Award and the other matters referred to herein and may not be changed, modified or terminated orally but only by a written instrument executed by the Employee and the Company. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Maryland. The provisions of this Agreement are intended to be separate and divisible and if, for any reason, any one or more of such provisions should be held to be invalid and unenforceable in whole or in part, the Employee agrees that the same shall not be held to affect the validity or enforceability of any other provision of this Agreement. Nothing contained in this Agreement or in the Plan shall restrict the right of the Company or any of its Subsidiaries to terminate the Employee's employment at any time, with or without cause. The Termination of Employment, whether by the Company or any of its Subsidiaries or otherwise, regardless of the reason therefore, shall have the results provided for in Section 6.3(d) of the Plan.

ALEXANDER & ALEXANDER SERVICES INC.




By:_______________________________


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


Pursuant to Section 4.5 of the Plan, the Employee's right to the Restricted Stock Award covered by this Agreement is subject to execution of this Agreement and of the associated Non-Competition Agreement. Please indicate acceptance of the Restricted Stock Award covered by this Agreement, subject to the restrictions and upon the terms and conditions set forth above and in the Plan, by executing this Agreement and the attached Non-Competition Agreement (in duplicate) and immediately returning one original set to________________

------------------------------------------------------------------.

If all the above are not received within the 30 day period, the Restricted Stock Award granted under this Agreement shall be forfeited.




ACCEPTED AND AGREED TO:




----------------------------                       -----------------------------
Employee's Signature


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



                         1995 LONG TERM INCENTIVE PLAN
                         -----------------------------

                   LIMITED STOCK APPRECIATION RIGHT AGREEMENT

                                    BETWEEN

                      ALEXANDER & ALEXANDER SERVICES INC.

                                      AND


                             --------------------
                                 ("EMPLOYEE")

        Alexander & Alexander Services Inc. (the "Company"), by action of the Compensation, Benefits and Nominating Committee of the Board of Directors (the "Committee") pursuant to the 1995 Long Term Incentive Plan (the "Plan") has granted to the Employee Limited Stock Appreciation Rights ("LSAR") with respect to the shares of the Company's Common Stock, $1.00 par value (the "Stock"), subject to the option (the "Option") granted to the Employee under the Plan on
______________.

        The LSAR is subject to the provisions of the Plan, a copy of which has been furnished to the Employee and receipt of which the Employee acknowledges by acceptance of this Agreement. The Plan is incorporated by reference into this Agreement.

        In addition to the provisions of the Plan, the following terms, conditions and restrictions set forth in this Agreement are applicable to the
LSAR:

               (a) The Employee's right to exercise the LSAR shall begin on the date which is 6 months from the date on which it is granted and shall terminate on the latest of the following (i) such time as the Employee is no longer subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934; (ii) the occurrence of an event specified in Section 6.2(b)(iii) of the Plan; or (iii) subject to the provisions of subparagraph (b) below, the exercise in full of the Option. The right of an Employee who is no longer subject to the provisions of Section 16(b) of the Act to exercise his Option shall continue as provided in Section 6.1 of the Plan.


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


        (b) In the event that the Employee is issued a Replacement Option under the conditions specified in subparagraph (i) of the Option agreement and
Section 6.1(f) of the Plan, the LSAR shall not terminate upon exercise of the Option but instead shall automatically apply to the shares subject to the Replacement Option. The Employee's right to exercise the LSAR related to the Replacement Option shares shall begin on the date which is 6 months from the date the Replacement Option is issued and shall terminate as specified in subparagraph (a) above. If further Replacement Options are issued upon exercise in full or in part of the Option, this subparagraph (b) shall apply to those later Replacement Options.

        (c) The LSAR shall be exercisable only by the Employee. Any attempt by the Employee to transfer, assign, pledge, hypothecate or otherwise dispose of, or any attempt to subject to execution, attachment or similar process, any part of the LSAR, contrary to the provisions of the Plan and this Agreement shall be void and ineffectual, shall give no right to the purported transferee, and shall result in the forfeiture of the LSAR.

        (d) Any question concerning Termination of Employment, Disability, Retirement or changes in employment status specified in Section 9.2 of the Plan, shall be determined by the Committee, whose determination shall be final.

        (e) Nothing contained in this Agreement shall restrict the right of the Company or any of its subsidiary Companys to terminate the Employee's employment at any time, with or without cause.

        (f) The Employee may exercise the LSAR, or any portion thereof, in lieu of the Option. Exercise of the LSAR shall be by written notice to the Company or its agent and shall be subject to the terms and conditions set forth in the Plan. Any exercise of the LSAR shall result in the cancellation of a corresponding portion of the underlying Option and any exercise of the underlying Option shall result in the cancellation of a corresponding portion of this LSAR.

        (g) For a period of 30 days following the later to occur of (i) a "change of control" as defined in Section 9.12 of the Plan and (ii) the date which is 6 months after the date of grant the Employee may surrender all or a portion of his Option in exchange for an amount in cash equal to the product of
(x) the number of shares subject to the Option being so surrendered times (y)
(A) the excess of (1) the highest price offered in connection with any purchase, tender offer, merger or other transaction resulting in a "change of control" or (2) if a "change of control" occurs by reason of a change in the composition of the Board of Directors, the highest average of the high and low sales prices of a share of Stock on the New York Stock Exchange on any date during the thirty calendar day period ending on the date the change in the composition of the Board occurs over (B) the exercise price of the Option.


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        (g) The LSAR shall be deemed not to have been exercised unless all the preceding provisions of this Agreement shall have been complied with, and for all purposes of the Plan, the date of the exercise with respect to any particular shares shall be the date on which the notice specified in paragraph
(e) above has been received by the Company or its agent.

In consideration of the LSAR covered by this Agreement, and for other good and valuable consideration, the parties hereto indicate their agreement by their signatures below.

ALEXANDER & ALEXANDER SERVICES INC.




---------------------------------------------




Pursuant to Paragraph 4.5 of the Plan, the Employee's right to the LSAR covered by this Agreement is subject to execution of the Agreement. Please indicate acceptance of the LSAR covered by this Agreement, subject to the restrictions and upon the terms and conditions set forth above and in the Plan, by executing this Agreement (in duplicate) and immediately returning the enclosed duplicate original (one copy) to _____________ ___________________. It will be assumed that the LSAR has been declined if acceptance has not been received within thirty (30) days of the receipt of this Agreement.




        ACCEPTED & AGREED TO:




        ------------------------------------              -------------------
        EMPLOYEE'S SIGNATURE


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